SPROTT FUNDS TRUST

Sprott Gold Miners ETF (SGDM)

Supplement dated May 23, 2024

to the Supplemental Prospectus and Prospectus dated April 29, 2024

In connection with the change in methodology of the Solactive Gold Miners Custom Factors Total Return Index (the “Underlying Gold Miners Index”) effective May 15, 2024, both sections in the Prospectus and the section in the Summary Prospectus under the headings entitled “Principal Investment Strategies of the Fund” and the section in the Prospectus under the heading entitled “Additional Information About Investment Strategies” are replaced in their entirety with the following:

The Fund employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Gold Miners Index. The Underlying Gold Miners Index aims to track the performance of gold companies located in the U.S. and Canada whose common stocks or American Depositary Receipts (“ADRs”) are traded on the Toronto Stock Exchange, the New York Stock Exchange and NASDAQ. The Underlying Gold Miners Index is compiled by Solactive AG (the “Index Provider”). In order to be included in the Underlying Gold Miners Index, companies must be an index component of the Solactive Equal Weight Global Gold Index. The Solactive Equal Weight Global Gold Index includes all companies classified under any of the following FactSet RBICS industries: Americas Gold Mining, Asia/Pacific Gold Mining, Other Gold Mining and Precious Metals Streaming and Royalties that are listed on the Toronto Stock Exchange, the New York Stock Exchange and NASDAQ in the form on common stocks or American Depositary Receipts (“ADRs”). On selection days, existing index members of the Solactive Equal Weight Global Gold Index must have free float market capitalization of USD $375 million. New index members need to have a free float market capitalization of USD $750 million. Furthermore, new index members must have a minimum Average Daily Traded Value of at least USD $2 million, while existing index members must have a minimum Average Traded Value of at least USD $1 million over the past 1-month and 6-month periods. The Underlying Gold Miners Index employs a modified market capitalization weighted methodology such that each constituent comprises no more than 18% of the weight of the Underlying Gold Miners Index as of each rebalance, no more than 50% of the weight of Underlying Gold Miners Index may consist of constituents comprising greater than 4.5% of the weight of the Underlying Gold Miners Index. A company in the Underlying Gold Miners Index will be classified as a gold mining company if it earns over 50% of its revenue from the mining of gold.

The Underlying Gold Miners Index is reconstituted and rebalanced quarterly five business days after the close of the third Thursday of February, May, August and November. Under normal circumstances, at least 80% of the Fund’s assets (net assets plus borrowings for investment purposes) will consist of securities issued by gold mining companies, and at least 80% of the Underlying Gold Miners Index will consist of such companies.

The Fund will normally invest at least 90% of its net assets in securities that comprise the Underlying Gold Miners Index.

The Fund may engage in securities lending.

***

This Supplement dated May 23, 2024 and the Prospectus and Summary Prospectus dated April 29, 2024, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Summary Prospectus have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-844-940-4653.